UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material under §240.14a-12

Helmerich & Payne, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 2, 2021. HELMERICH & PAYNE, INC. www.virtualshareholdermeeting.com/HP2021. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. HELMERICH & PAYNE, INC. 1437 S. BOULDER AVENUE SUITE 1400 TULSA, OK 74119-3623 proxy materials and voting instructions. D29537-P48168 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: January 5, 2021 Date: March 2, 2021 Time: 12:00 PM Central Time Location: Meeting live via the Internet-please visit The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HP2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods D29538-P48168 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or, from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/HP2021. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or use a smartphone to scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 16, 2021 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR each director nominee listed below in Proposal 1: The Board of Directors recommends you vote FOR Proposals 2 and 3. 1. Election of Directors 1a. Delaney M. Bellinger 2. Ratification of Ernst & Young LLP as auditors for 2021. Advisory vote on executive compensation. 1b. Kevin G. Cramton 3. 1c. Randy A. Foutch NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d. Hans Helmerich 1e. John W. Lindsay 1f. José R. Mas 1g. Thomas A. Petrie 1h. Donald F. Robillard, Jr. 1i. Edward B. Rust, Jr. 1j. Mary M. VanDeWeghe 1k. John D. Zeglis D29539-P48168 Voting Items

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